Supplement dated April 17, 1998 to the
                 Prospectus for the Pilgrim America Elite Series
                             Dated November 1, 1997


Change to the Investment Management Fee paid by Pilgrim America High Yield Fund

     Effective April 17, 1998, pursuant to an Amendment to the Investment Management Agreement between Pilgrim America Investment Funds, Inc., on behalf of the Pilgrim America High Yield Fund ("High Yield Fund"), and Pilgrim America Investments, Inc. ("PAII"), the investment management fee paid by the High Yield Fund to PAII is equal to an annual rate of .60% of the High Yield Fund's average daily net assets. This replaces the investment management fee for the High Yield Fund as described on pages 4 and 24 of the Prospectus. All other terms of the Investment Management Agreement as described in the Prospectus, and the fees for the Pilgrim America MagnaCap Fund and the Pilgrim Government Securities Income Fund, remain the same.